SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest ev      09/25/98


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

(as depositor under the Sale and Servicing Agreement, dated as of February 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-1, Home Loan Asset Backed Notes, Series 1998-1)


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-40467-03         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
New York, New York  10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 713-2000

Item 5. Other Events
     One behalf of Empire Funding Home Loan Owner Trust 1998-1, Home Loan Asset Backed Notes, Series 1998-1, a Trust created pursuant to the Sale and Servicing Agreement, dated February 1, 1998, by U.S. Bank
     National Association d.b.a. First Bank National Association, as
     Indenture Trustee for the Trust, the Indenture Trustee has caused to be filed with the Commission, the monthly report dated
          25-Sep-98 .
     The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

     A.     Monthly Report Information
            See Exhibit No.1
     B.     Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

     C.     Item 1: Legal Proceedings:  NONE

     D.     Item 2: Changes in Securities:   NONE

     E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

     Exhibit No.   1

        1.     Monthly Distribution Report

                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-1

                           SERIES 1998-1


                    DISTRIBUTION STATEMENT
Distribution Date:        09/25/98



     Beginning                                                   Ending
     Certificate    Principal      Interest       Total          Certificate
ClassBalance        Distribution   Distribution   Distribution   Balance

A-1   38,469,389.81   4,257,581.28     192,081.55   4,449,662.83  34,211,808.53
A-2   36,901,138.84           0.00     191,270.90     191,270.90  36,901,138.84
A-3   23,077,201.59           0.00     120,386.07     120,386.07  23,077,201.59
A-4   31,819,837.63           0.00     176,069.77     176,069.77  31,819,837.63
A-5   18,487,617.45           0.00     110,617.58     110,617.58  18,487,617.45
M-1   20,179,011.25           0.00     121,578.54     121,578.54  20,179,011.25
M-2   18,449,370.29           0.00     114,232.35     114,232.35  18,449,370.29
B-1   16,143,199.00           0.00     115,154.82     115,154.82  16,143,199.00
B-2    8,071,599.50           0.00      65,514.48      65,514.48   8,071,599.50
Total211,598,365.36   4,257,581.28   1,206,906.06   5,464,487.34 207,340,784.08


     Payment of LossInterest       Allocable
     Reimbursement  Carry Forward  Loss
ClassDeficiency     Amount         Amount

A-1              NA           0.00             NA
A-2              NA           0.00             NA
A-3              NA           0.00             NA
A-4              NA           0.00             NA
A-5              NA           0.00             NA
M-1            0.00           0.00           0.00
M-2            0.00           0.00           0.00
B-1            0.00           0.00           0.00
B-2            0.00           0.00           0.00


           AMOUNTS PER $1,000 UNIT                Ending         Current
     Principal      Interest       Total          Certificate    Pass Through
ClassDistribution  Distribution    Distribution   Balance        Interest Rate

A-1     74.00627985     3.33880671    77.34508656   594.67770780        5.79844%
A-2      0.00000000     5.17956293     5.17956293   999.27260724        6.22000%
A-3      0.00000000     5.21287217     5.21287217   999.27260717        6.26000%
A-4      0.00000000     5.52930848     5.52930848   999.27260717        6.64000%
A-5      0.00000000     5.97898122     5.97898122   999.27260713        7.18000%
M-1      0.00000000     6.02061732     6.02061732   999.27260730        7.23000%
M-2      0.00000000     6.18716284     6.18716284   999.27260708        7.43000%
B-1      0.00000000     7.12814462     7.12814462   999.27260685        8.56000%
B-2      0.00000000     8.11076234     8.11076234   999.27260685        9.74000%

                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-1
                               PASS-THROUGH CERTIFICATES
                           SERIES 1998-1


                    Distribution Date:                  09/25/98

                                   Payment Statement
                    Sale and Servicing Agreement Dated February 1, 1998

i)   Available Collection Amount                                   5,645,253.97
      Available Payment Amount                                     5,464,487.34

ii)  Beginning and Ending Class Principal Balances               See page 1
      Beginning Pool Principal Balance                           214,801,552.42
      Ending Pool Principal Balance                              210,762,094.16


iii)  Class Factors                Class A-1          0.66868399     0.59467771
                                   Class A-2          0.99927261     0.99927261
                                   Class A-3          0.99927261     0.99927261
                                   Class A-4          0.99927261     0.99927261
                                   Class A-5          0.99927261     0.99927261
                                   Class M-1          0.99927261     0.99927261
                                   Class M-2          0.99927261     0.99927261
                                   Class B-1          0.99927261     0.99927261
                                   Class B-2          0.99927261     0.99927261




iv)  Interest from Mortgagors / Master Servicer                    2,276,978.26
      Interest from Purchased Loans                                        0.00
      Interest from Liquidated Mortgage Loans                              0.00
      Interest from Capitalized Interest Subsequent Deposit                0.00
                                                                   2,276,978.26

      Principal Collections (Regular Installments)                   343,595.22
      Principal Collections (Curtailments and Paid in Fulls)       3,020,153.66
      Substitution Adjustment                                              0.00
      Principal from Liquidated Mortgage Loans                             0.00
      Principal from Purchased Loans                                       0.00
                                                                   3,363,748.88


Total Payments                                                     5,640,727.14
plus: Capitalized Interest Requirement                                     0.00
plus: Amts remaining upon termination of Pre Funded Account                0.00
plus: Int. Income on Collection, Certificate, & Note Dist. Accts       4,526.83
less:  Trust Fees and Expenses                                       180,766.63
Available Distribution Amount                                      5,464,487.34

v)  Optimal Principal Balances:                                            0.00
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B-1                                                        0.00

vi) Overcollateralization Deficiency Amount (before distributions  5,470,022.32
       Amounts distributed to the Residual Interest                        0.00




vii)  Servicing Compensation                                         179,001.29
        Indenture Trustee Fee                                          1,432.01
        Owner Trustee Fee                                                333.33


viii)  Overcollateralization Amount                                3,421,310.08
         Overcollateralization Target Amount                       7,997,500.00
         Net Loan Losses                                                   0.00
         Cumulative Net Loan Losses                                        0.00
         Allocable Loss Amount                                             0.00
         Excess Spread                                               893,832.40
                                                  Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans             187            186
weighted avg. Home Loan Int Rate of the Home Loans        13.768%        13.766%

x)  Performance information in Servicer's Monthly Remittance Report
     60 Day Delinquency Amount                                     3,516,022.78
     Six-Month Rolling Delinquency Average                         2,244,898.23
     Net Delinquency Calculation Amount                              204,791.75

xiii)                                            Current
                                                     Aggregate
Combination Loans                      Number      Prin Balance
A)Defaulted Home Loans                          1      33,518.20
B)Liquidated Home Loans                         1      33,518.20
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00

                                                       Cumulative
                                                     Aggregate
Combination Loans                      Number     Principal Balance
A)Defaulted Home Loans                          1      33,518.20
B)Liquidated Home Loans                         1      33,518.20
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00



                                                   Current
                                                     Aggregate
Debt Consolidation Loans               Number      Prin Balance
A)Defaulted Home Loans                         15     611,394.51
B)Liquidated Home Loans                        15     611,394.51
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00
                                                       Cumulative
                                                     Aggregate
Debt Consolidation Loans               Number     Principal Balance
A)Defaulted Home Loans                         23     945,009.48
B)Liquidated Home Loans                        23     945,009.48
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00



xiv)  Delinquency And Foreclosure Information:
                                    # of Accounts  Prin Balance    % of Total
     30-59 Days Delinquent                     81   3,003,941.95          1.425%
     60-89 Days Delinquent                     26     965,563.52          0.458%
     90-179 Days Delinquent                    25     960,769.18          0.456%
     180 or more Days Delinquent                0           0.00          0.000%
   Loans in foreclosure proceedings             0           0.00          0.000%
     Foreclosed Properties                      0           0.00          0.000%


       Loans in bankruptcy proceedi # of Accounts  Prin Balance    % of Total
     30-59 Days Delinquent                      7     222,291.40          0.105%
     60-89 Days Delinquent                      9     348,635.58          0.165%
     90-179 Days Delinquent                    32   1,241,054.50          0.589%
      180 or more Days Delinquent               0           0.00          0.000%
     Aggregate                                 48   1,811,981.48          0.860%

                                                  Current
                                   Original       Period
     Class A-1 Note Interest Rate         5.77500%       5.79844%
     One-Month LIBOR                      5.62500%       5.64844%




     SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/sTina Hatfield
Name:Tina Hatfield
Title:             Vice President
U.S. Bank Trust National Association


Dated      09/30/98